Supplement Dated September 1, 2022
To The Updating Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, and PERSPECTIVE L SERIESSM FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced updating summary prospectuses. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective September 1, 2022, the following changes have been made to "Appendix A: (Funds Available Under the Contract)" of your initial summary prospectus, in order to reflect recent sub-adviser changes:

➢    For the JNL/PPM America Floating Rate Income Fund, Fidelity Institutional Asset Management, LLC ("FIAM LLC") has been added as a sub-adviser.

➢    For the JNL/T. Rowe Price Short-Term Bond Fund, T. Rowe Price Hong Kong Limited and T. Rowe Price International Limited have been added as sub-sub-advisers.
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(To be used with JMV23537NYUSP 04/22, JMV21086NYUSP 04/22, JMV23538NYUSP 04/22, JMV25288NYUSP 04/22, JMV21451NYUSP 04/22, JMV18691NYUSP 04/22, JMV8037NYUSP 04/22, JMV8037BENYUSP 04/22, JMV7697NYUSP 04/22, NV5890USP 04/22, NV4224USP 04/22, JMV9476NYUSP 04/22, JMV16966NYUSP 04/22, and JMV9476WFNYUSP 04/22)

NFV101680 09/22